Exhibit 10.5

Irvine Sensors Corporation
2000 Non-Qualified Stock Option Plan
restated to give effect to September 2001 reverse split

1.    Purpose.  The purpose of the Irvine Sensors Corporation 2000 Non-Qualified Stock Option Plan (“Plan”) is to promote the interests of Irvine Sensors Corporation (“Company”) and its stockholders by enabling it to offer an opportunity to acquire an equity interest in the Company so as to better attract, retain, and reward employees, directors, and other persons providing services to the Company (e.g., as consultants, advisors, and other independent contractors) and, accordingly, to strengthen the mutuality of interests between those persons and the Company’s stockholders by providing those persons with a proprietary interest in pursuing the Company’s long-term growth and financial success.

2.    Definitions.  For purposes of this Plan, the following terms shall have the meanings set forth below.

(a)  “Board” means the Board of Directors of Irvine Sensors Corporation.

(b)  “Code” means the Internal Revenue Code of 1986. Reference to any specific section of the Code shall be deemed to be a reference to any successor provision.

(c)  “Committee” means the administrative committee of this Plan that is provided in Section I3 of this Plan.

(d)  “Common Stock” means the common stock of the Company or any security issued in substitution, exchange, or in lieu thereof.

(e)  “Company” means Irvine Sensors Corporation, a Delaware corporation, or any successor corporation. Except where the context indicates otherwise, the term “Company” shall include its parent and subsidiaries.

(f)  “Disabled” means permanent and total disability, as defined in Code Section 22(e)(3).

(g)  “Exchange Act” means the Securities Exchange Act of 1934.

(h)  “Fair Market Value” of Common Stock for any day shall be determined in accordance with the following rules.

(i)  If the Common Stock is admitted to trading or listed on a national securities exchange, the last reported sale price on that day regular way, or if no such reported sale takes place on that day, the average of the last reported bid and ask prices on that day regular way, in either case on the principal national securities exchange on which the Common Stock is admitted to trading or listed.

(ii)  If not listed or admitted to trading on any national securities exchange, the last sale price regular way on that day reported on the Nasdaq National Market (“Nasdaq National Market”) of the Nasdaq Stock Market (“NSM”), or if no such reported sale takes place on that day, the average of the closing bid and ask prices regular way on that day.

(iii)  If not traded or listed on a national securities exchange or included in the Nasdaq National Market, the last reported sale price on that day regular way, or if no such reported sale takes place on that day, the average of the closing bid and ask prices regular way on that day reported by the NSM, or any comparable system on that day.

(iv)  If the Common Stock is not included in (i), (ii) or (iii) above, the last reported sale price on that day regular way, or if no such reported sale takes place on that day, the average of the closing bid and ask prices regular way on that day as furnished by any member of the National Association of Securities Dealers, Inc. (“NASD”) selected by the Company for that purpose.

If the national securities exchange, Nasdaq National Market, NSM, or NASD, whichever is applicable, is closed on such date, the “Fair Market Value” shall be determined as of the last preceding day on which the Common Stock was traded or for which bid and ask prices are available.

(i)  “Insider” means a person who is subject to Section 16 of the Exchange Act.

(j)  “Option” means a Non-Qualified Stock Option.

(k)  “Participant” means a person who has been granted an Option.

(l)  “Plan” means this Irvine Sensors Corporation 2000 Stock Option Plan.

(m)  “Reload Options” means Options that are issued with respect to a Participant who exercises an Option by means of the surrender of shares of Common Stock the Participant previously acquired.

(n)  “Rule 16b-3” means Rule 16b-3 promulgated by the Securities and Exchange Commission.

(o)  “Severance” means, with respect to a Participant, the termination of the Participant’s provision of services to the Company as an employee, director, or independent contractor, whether by reason of death, disability, retirement, or any other reason. A Participant will not be considered to have incurred a Severance because of a transfers between the Company, subsidiary, or parent.

(p)  “Substitute Option” means an Option granted to optionee who had performed services for an entity that was acquired by the Company in substitution of stock options previously granted to those individuals by the acquired entity.

3.    Administration.

(a)  This Plan shall be administered by a Committee appointed by the Board. To obtain the benefits of Rule 16b-3, all of the members of the Committee must be composed of individuals satisfying the requirements of that provision.

(b)  The Committee may delegate its responsibilities to others under such conditions and limitations as it may prescribe, except that the Committee may not delegate its authority with regard to the granting of Options to Insiders. However, if the grant to an Insider would not be exempt under Rule 16b-3 if made by the Committee, such grant may be made by the Board.

c)  The Committee is authorized to interpret this Plan and to adopt rules and procedures relating to the administration of this Plan. All actions of the Committee in connection with the interpretation and administration of this Plan shall be binding upon all parties. No member of the Committee shall incur any liability for any actions taken or inactions done in connection with the Plan.

(d)  Subject to the limitations of Sections I9 and I14 of this Plan, the Committee is expressly authorized to make such modifications to this Plan and the Options granted under this Plan, as are necessary to effectuate the intent of this Plan as a result of any changes in the tax, accounting, or securities laws treatment of Participants and of the Plan.

4.    Duration of Plan.  This Plan shall be effective as of October 31, 2000. This Plan shall terminate on the tenth (10th) anniversary of the date of the date of its adoption, except with respect to Options then outstanding.

5.    Number of Shares.

(a)    The maximum number of shares of Common Stock which may be issue pursuant to this Plan shall be 75,000 after giving effect to the 1-for-20 reverse split of September 2001. This number may be adjusted as set forth in Section I13 of this Plan.

(b)    Upon the expiration or termination of an Option (for any reason) which has not been exercised in full, any shares of Common Stock remaining unissued shall again become available for the granting of additional Options.

(c)    In the event a Participant pays part or all of the exercise price of an Option by surrendering shares of Common Stock that the Participant had previously acquired, only the number of shares issuable to the Participant in excess of those surrendered shall be taken into account for purposes of determining the maximum number of shares that may be issued under the Plan Similarly, shares that are not issued to a Participant, but rather, are used to satisfy the income tax withholding obligations are not taken into account for purposes of determining the maximum number of shares that may be issued under the Plan.

6.    Eligibility.

(a)  Persons eligible to receive grants consist of (i) employees, (ii) members of the Board of Directors of the Company, and (iii) other persons providing services to the Company (e.g., consultants, advisors, and other independent contractors), other than persons only providing services in connection with a capital raising transaction. Also, grants may be made to consultants that are entities only to the extent permitted by the Form S-8 rules.

(b)  The Committee may authorize the issuance of Substitute Options upon such terms and conditions as the Committee shall determine.

7.    Form of Options.  Options shall be granted under this Plan in such amounts, at such times, to such persons, on such terms, and in such form as the Committee may approve, which shall not be inconsistent with the provisions of this Plan, but which need not be identical from grant to grant.

(a)  The exercise price per share of Common Stock purchasable under an Option shall be set forth in the Option.

(b) An Option shall be exercisable at such time or times and be subject to such terms and conditions as may be set forth in the Option.

(c) The date of the grant of an Option will be the date on which the Committee determines to issue that Option, except as otherwise specified by the Committee.

8.    Exercise of Options.

(a)  Options shall only be exercised for whole numbers of shares. The minimum number of shares that the Participant may purchase at one time is one hundred (100), or the remaining number of shares of Common Stock that are currently exercisable under that Option, whichever is less.

(b)  Options are exercised by payment of the full amount of the purchase price to the Company as follows:

(i)  The payment shall be in cash or such other form or forms of consideration as the Committee shall deem acceptable, such as the surrender of outstanding shares of Common Stock owned by the Participant for the minimum period of time necessary to avoid adverse accounting treatment (if applicable).

(ii)  After giving due consideration to the consequences under Section 16 of the Exchange Act and under the Code, the Committee may also authorize the exercise of Options by the delivery to the Company or its designated agent of an executed written notice of exercise form together with irrevocable instructions to a broker-dealer to sell or margin a sufficient portion of the shares of Common Stock and to deliver the sale or margin loan proceeds directly to the Company to pay all or a portion of the exercise price of the Option and/or any income tax withholding obligations.

(c) The Participant may exercise the Option following his or her Severance only to the extent that the Option could have been exercised on the date of the Severance. Thus, no events (including the passage of time and events described in Section I11) that occur following Severance will increase the vested portion of the Option.

9.    Modification of Options.

(a)  After due consideration of the accounting consequences (if any), the Committee may modify an existing Option, including the right to:

(i)  Change the exercise price;

(ii)  Accelerate the right to exercise it;

(iii)  Extend or renew it; or

(iv)  Cancel it and issue a new Option.

However, no modification may be made to an Option that would impair the rights of the Participant holding the Option without his or her consent.

(b)  Whether a modification of an existing Option previously granted to an Insider will be treated as a new grant for purposes of Section 16 will be determined in accordance with Rule 16b-3.

(c)  Notwithstanding the provisions of the last sentence of Paragraph (a), if the Company enters into a transaction that is intended to qualify for the pooling of interests method of accounting, but it is determined that one or more Options (or an aspect of an Option or Options) could preclude such treatment, then the Committee may modify (to the minimum extent required) or revoke (if necessary) the Option or Options (or any provision or provisions thereof) to the extent necessary for the transaction to be subject to pooling of interests method of accounting.

10.    Termination of Options.  Except to the extent otherwise provided by Section I11 or by the terms of the Option, each Option shall terminate on the earliest of the following dates:

(a)  The date that is ten (10) years from the date on which the Option is granted;

(b)  The date that is one (1) year from the date of the Severance of the Participant, if the Participant was Disabled at the time of Severance;

(c)  The date that is one (1) year from the date of the Severance of the Participant, if his or her death occurs:

(i)  While the Participant is employed by the Company; or

(ii)  Within three (3) months following the Participant’s Severance; or

(d)  In the case of any Severance other than one described in Paragraph (b) or (c) above, the date that is three (3) months from the date of the Participant’s Severance.

11.    Change in Control.

(a)  Except as otherwise provided in the Option, all Options granted under this Plan shall become fully exercisable as a result of a Change in Control.

(b)  In the event of a Change in Control, each Participant:

(i)  Who is not tendered an option by the surviving corporation which substantially preserves the economic rights and benefits of the Options then held by the Participant; or

(ii)  Who does not accept any such substituted option that is so tendered; shall have the right until seven (7) days before the effective date of the Change in Control to exercise, in whole or in part, any outstanding Option or Options that had been issued to the Participant under this Plan. Any Options that are not exercised prior to the Change in Control shall automatically terminate as of the effective time of the Change in Control.

(c)  “Change in Control” shall mean the occurrence of any of the following:

(i)  Any acquisition by an unrelated party of fifty percent (50%) or more of the outstanding shares of Common Stock of the Company;

(ii)  A sale or other disposition of all or substantially all of the assets of the Company; or

(iii)  A merger or consolidation of the Company with any other entity in which the Delaware of the Company immediately preceding such merger or consolidation will not hold a majority of the outstanding capital stock or equity interests of the surviving entity (whether or not the Company is the surviving entity) immediately after such merger or consolidation.

12.    Non-Transferability of Options.  During the lifetime of the Participant, Options are exercisable only by the Participant. Options are not assignable or transferable except by will or the laws of descent and distribution. The preceding sentences will not apply to an Option, to the extent the grant expressly authorizes transfers.

13.    Adjustments.

(a)  In the event of any change in the capitalization of the Company affecting its Common Stock (e.g., a stock split, reverse stock split, stock dividend, recapitalization, combination, or reclassification), the Committee shall make such adjustments as it may deem appropriate with respect to:

(i)  The number, kind, and exercise price per share of Common Stock covered by each outstanding Option; and

(ii)  The maximum number and/or kind of shares that may be granted under this Plan.

(b)  The Committee may also make such adjustments in the event of a spin-off or other distribution of Company assets to Delaware (other than normal cash dividends).

14.    Amendment and Termination.  The Board may at any time amend or terminate this Plan. However, except as provided in Paragraph (c) of Section I9, no amendment or termination may impair the rights of a Participant holding an Option without the Participant’s consent. The Plan may not be amended other than by a written document executed by the Company. Furthermore, no Participant may rely upon any statement (oral or written) that is inconsistent with the terms of the plan document.

15.    Tax Withholding.

(a)    The Company shall have the right to take such actions as may be necessary to satisfy its tax withholding obligations arising because of the operation of this Plan.

(b)    To the extent authorized by the Committee, Participants may surrender previously acquired shares of Common Stock or have shares withheld upon the exercise of an Option in satisfaction of the tax withholding obligations. To the extent necessary to avoid adverse accounting treatment, the number of shares that may be withheld for this purpose shall not exceed the minimum number needed to satisfy the applicable income and employment tax withholding rules.

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(c)    If Common Stock is used to satisfy the Company’s tax withholding obligations, the stock shall be valued at its Fair Market Value when the tax withholding is required to be made.

16.    No Additional Rights.

(a)  Neither the adoption of this Plan nor the granting of any Option shall:

(i)  Affect or restrict in any way the power of the Company to undertake any corporate action otherwise permitted under applicable law; or

(ii)  Confer upon any Participant the right to continue performing services for the Company, nor shall it interfere in any way with the right of the Company to terminate the services of any Participant at any time, with or without cause, subject to the terms of any applicable employment or consulting agreement between the Participant and the Company.

(b)  No Participant shall have any rights as a stockholder with respect to any shares covered by a Option until the date a certificate for such shares has been issued to the Participant following the exercise of the Option.

17.    Securities Law Restrictions.

(a)  No shares of Common Stock shall be issued under this Plan unless the Committee shall be satisfied that the issuance will be in compliance with applicable federal and state securities laws and the requirements of any stock exchange or other securities market on which the Company’s securities may then be traded. Similarly, a Participant will not be permitted to exercise an Option if such exercise would violate the Company’s internal policies.

(b)  The Committee may require certain investment or other representations and undertakings by any person exercising an Option in order to comply with applicable law.

(c)  Certificates for shares of Common Stock delivered under this Plan may be subject to such restrictions as the Committee may deem advisable. The Committee may cause a legend to be placed on the certificates to refer to these restrictions.

(d)  The inability of the Company to obtain registration, qualification, or other necessary authorization, or the unavailability of an exemption from any registration or qualification obligation deemed by the Company’s counsel to be necessary for the lawful issuance and sale of any shares of its Common Stock under this Plan shall suspend the Company’s obligation to permit the exercise of any Option or to issue any shares under this Plan and shall relieve the Company of any liability in respect of the nonissuance or sale of the shares as to which the requisite authority or exemption shall not have been obtained.

18.    Indemnification.

(a)  To the maximum extent permitted by law, the Company shall indemnify each member of the Committee and of the Board, as well as any other employee of the Company with duties under this Plan, against expenses and liabilities (including any amount paid in settlement) reasonably incurred by the individual in connection with any claims against the individual by reason of the performance of the individual’s duties under this Plan, unless the losses are due to the individual’s gross negligence or lack of good faith.

(b)  The Company will have the right to select counsel and to control the prosecution or defense of the suit.

(c)  In the event that more than one person who is entitled to indemnification is subject to the same claim, all such persons shall be represented by a single counsel, unless such counsel advises the Company in writing that he or she cannot represent all such persons under applicable rules of professional responsibility.

(d)  The Company will not be required to indemnify any person for any amount incurred through any settlement unless the Company consents in writing to the settlement.

19.    Governing Law.  This Plan and all actions taken under this Plan shall be governed by and construed in accordance with the laws of the State of Delaware without regard to its conflicts of laws provisions.